THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

COMMON STOCK PURCHASE WARRANT

For the Purchase of __________ Shares

of Common Stock, no par value

of

QUANTUMSPHERE, INC.

A California Corporation

For value received, ____________________ (the “Holder”), or his assigns, is entitled to, on or before the date specified below on which this Common Stock Purchase Warrant (the “Warrant”) expires, but not thereafter, to subscribe for, purchase and receive the number of fully paid and nonassessable shares of the common stock, no par value (the “Common Stock”), of QuantumSphere, Inc., a California corporation (the “Company”) set forth above, at a price of $__________ per share (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment by bank check of the Exercise Price for such shares of Common Stock to the Company at its principal office.

1.           Exercise of Warrant. This Warrant may be exercised in whole or in part, from time to time, commencing on the date hereof (the “Issue Date”) and expiring on the fifth (5th) anniversary date hereof, by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by bank check of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise, if any. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Pacific Time, on the expiration date specified above, this Warrant shall become void and without further force or effect, and all rights represented hereby shall cease and expire.

           2.           Call Provision. The Company may redeem the Warrant at any time if, for a period twenty (20) consecutive trading days, the closing bid price of the Company’s Common Stock is $5.00 or more (as reported by a national securities exchange or the Over the Counter Bulletin Board), upon providing five (5) trading days prior written notice to Holder ("Redemption Notice"). The Company may redeem the Warrant, in whole or in part, at a redemption price equal to $0.01 per share of common stock underlying this Warrant. Any redemption hereunder shall occur on the date specified in the Redemption Notice ("Redemption Date"), provided that such Redemption Date may not occur until at least five (5) trading days following the date on which the Holder received the Redemption Notice (the "Redemption Notice Date"). The Company may not deliver the Redemption Notice unless, for a period twenty (20) consecutive trading days, the closing bid price of the Company’s Common Stock is $5.00 or more (as reported by a national securities exchange or the Over the Counter Bulletin Board). The period from the Redemption Notice Date to the Redemption Date shall be referred to herein as the "Post-Call Period". The Holder may exercise this Warrant, including any portion subject to a Redemption Notice, at any time and from time to time during the period from the Redemption Notice Date through the date on which the redemption price for such Warrants is paid by the Company (and thereafter if such redemption price is not paid), and the Company shall honor all tendered exercises of the Warrant during such period. All Redemption Notices under this Section 2 shall be irrevocable.

           3.           Rights of the Holder. Prior to exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

           4.           Adjustment in Number of Shares.

(A)           Adjustment for Reclassifications. In case at any time, or from time to time, after the Issue Date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder(s) would hold on the date of such exercise if on the Issue Date they had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by them as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of a declaration of a dividend payable in shares of any equity security of a subsidiary of the Company, then the Company may cause to be issued a warrant to purchase shares of the subsidiary (“Springing Warrant”) in an amount equal to such number of shares of the subsidiary’s securities to which the Holders would have been entitled, but conditioned upon the exercise of this Warrant as a prerequisite to receiving the shares issuable pursuant to the Springing Warrant.

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(B)           Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder(s) would be entitled had the Holders exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

5.           Officer’s Certificate. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary at its principal office, an officer’s certificate showing the adjusted number of shares of Common Stock or Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder(s) and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder(s). Such certificate shall be conclusive as to the correctness of such adjustment.

6.           Restrictions on Transfer. Certificates for the shares of Common Stock to be issued upon exercise of this Warrant shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement under the Securities Act of 1933, as amended (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder(s) will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The Holder agrees that the certificates evidencing the Warrant and Common Stock which will be delivered to the Holder by the Company shall bear substantially the following legend: The Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Shares will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

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7.           Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

8.           Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

9.           Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

10.          Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.          Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of California.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on ____________________, 20_____.

QUANTUMSPHERE, INC.

By:
Kevin D. Maloney
Chief Executive Officer & President

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